Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in the Annual Report on Form 20-F of Repsol YPF, S.A. and in Registration Statements Nos 333-12254 and 333-10668 of our report dated March 27, 2006, except for the Notes 1 and 39 and the approval of the consolidated financial statements by the Board of Directors of Gas Natural SDG, S.A., for which the date is March 31, 2006, relating to the consolidated financial statements of Gas Natural, SDG, S.A. at and for the two years ended December 31, 2005 and 2004.

PricewaterhouseCoopers Auditores, S.L.

/s/ PricewaterhouseCoopers

Barcelona, Spain

July 12, 2006